                                   EXHIBIT 21


    A table of the subsidiaries of the Tele-Communications, Inc. as of March 1, 1996, is set forth below, indicating as to each the state or the jurisdiction of incorporation or organization and the names under which such subsidiaries do business ("Trade Names"). Subsidiaries not included in the table are inactive and, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary.

-----------------------------------------------------------------------------------------------------
                                                  STATE OR JURISDICTION
                                                   OF INCORPORATION OR
 SUBSIDIARY                                           ORGANIZATION               TRADE NAME
-----------------------------------------------------------------------------------------------------
A-1 TV, INC. CO                                               CO
ACTC, L.P.
AMERICANA TELEVISION PRODUCTIONS LLC                          CO
ARC HOLDING, LTD                                              TX           HOME SPORTS ENTERTAINMENT
                                                                           PRIME SPORTS SOUTHWEST
ASIAN TELEVISION AND COMMUNICATIONS INTERNATIONAL             CO
BET FILM PRODUCTIONS                                          DE
CAREERTRACK, INC.                                             CO
CCC - TELEPORT SOUTHERN NEW JERSEY, INC.                      CO
CCC SUB, INC.                                                 CO
CCC-NJFT, INC.                                                CO
CLJV, L.P                                                     DE
COMMUNICATION CAPITAL CORP                                    DE           COLORADO COMMUNICATION CAPITAL CORP
COMMUNITY CABLE TELEVISION                                    WY           TCI CABLEVISION OF SOUTHWEST TEXAS
                                                                           TCI CABLEVISION OF WEST OAKLAND COUNTY
COUNTRY CABLE CO.                                             CO           SCI CABLE PARTNERS
COUNTRY CABLE II, INC.                                        CO
COUNTRY CABLE III, INC.                                       CO
COURTROOM TELEVISION NETWORK                                  NY
CVN, INC.                                                     CA
DIGITAL FRONTIER STUDIOS, INC.                                DE
DISCOVERY COMMUNICATIONS, INC. [MD]                           DE
ENCORE ASIA MANAGEMENT LIMITED                                HKG
ENCORE AUSTRALIA MANAGEMENT, INC                              DE
ENCORE CHINA, INC.                                            CO
ENCORE ICCP, INC.                                             CO           EMC ENTERTAINMENT INTERNATIONAL, INC.
ENCORE INTERNATIONAL, INC.                                    CO
ENCORE MEDIA CORPORATION                                      CO           ENCORE
ENCORE ORIGINAL PRODUCTIONS, INC.                             CO

                                   EXHIBIT 21


-----------------------------------------------------------------------------------------------------
                                                  STATE OR JURISDICTION
                                                   OF INCORPORATION OR
 SUBSIDIARY                                           ORGANIZATION               TRADE NAME
-----------------------------------------------------------------------------------------------------
ENCORE PICTURES, INC.                                         CO
ENCORE QE PROGRAMMING CORP.                                   CO
EPG JOINT VENTURE
GUIDE INVESTMENTS, INC.                                       CO
INGENIUS                                                      CO
INTERMEDIA PARTNERS                                           CA
INTERNATIONAL CABLE CHANNELS PARTNERSHIP, LTD.                CO
INTRO PRODUCTION MANAGEMENT CORPORATION                       CO
KANSAS CITY CABLE PARTNERS                                    CO           AMERICAN CABLEVISION OF KANSAS CITY
KBL SPORTS NETWORK, INC.                                      CO           KBL ENTERTAINMENT NETWORK
KRC/CCC INVESTMENT PARTNERSHIP                                CO
LCNI, INC.                                                    DE
LIBERTY BROADCASTING, INC.                                    OR
LIBERTY CABLE OF MISSOURI, INC.                               MO
LIBERTY CABLE PARTNER, INC.                                   WY
LIBERTY CABLE, INC.                                           CO
LIBERTY CAPITAL CORP.                                         WY
LIBERTY CHC, INC.                                             CO
LIBERTY CLUB, INC.                                            CO
LIBERTY CNBC, INC.                                            CO
LIBERTY COMPUTER VENTURES, INC.                               CO
LIBERTY COURT, INC.                                           WY
LIBERTY DISTRIBUTION, INC.                                    CO
LIBERTY DMX, INC.                                             CO
LIBERTY EVANGOLA, INC.                                        WY
LIBERTY HOLDINGS, INC.                                        WY
LIBERTY HSN, INC.                                             CO
LIBERTY IFE, INC.                                             CO
LIBERTY LAKE, INC.                                            WY
LIBERTY MEDIA CORPORATION                                     DE
LIBERTY MICHIGAN, INC.                                        DE
LIBERTY MLP, INC.                                             CO
LIBERTY MTC, INC.                                             WY

                                   EXHIBIT 21


-----------------------------------------------------------------------------------------------------
                                                  STATE OR JURISDICTION
                                                   OF INCORPORATION OR
 SUBSIDIARY                                           ORGANIZATION               TRADE NAME
-----------------------------------------------------------------------------------------------------
LIBERTY OF GREENWOOD, INC.                                    CO
LIBERTY OF PATERSON, INC.                                     NV
LIBERTY OF PATERSON II, INC.                                  CO
LIBERTY OF SOUTH DAKOTA, INC.                                 CO
LIBERTY PRODUCTIONS, INC.                                     CO
LIBERTY PROGRAM INVESTMENTS, INC.                             WY
LIBERTY PROGRAM SUPPLY, INC.                                  WY
LIBERTY PROGRAMMING CORPORATION                               WY
LIBERTY PROGRAMMING DEVELOPMENT CORPORATION                   WY
LIBERTY QVC, INC.                                             CO
LIBERTY SPORTS AUSTRALIA PTY LIMITED                          AUS
LIBERTY SPORTS ILH, INC.                                      CO
LIBERTY SPORTS INTERNATIONAL, B.V.                            NLD
LIBERTY SPORTS SALES, INC.                                    CO
LIBERTY SPORTS, INC.                                          CO
LIBERTY STARZ, INC.                                           CO
LIBERTY TRI-COUNTY, INC.                                      WY
LIBERTY VC, INC.                                              CO
LIBERTY VJN, INC.                                             CO
LIBERTY WOMEN'S SPORTS LEAGUE, INC.                           CO
LMC BAY AREA SPORTS, INC.                                     CO           BASN
                                                                           BAY AREA SPORTS NETWORK
                                                                           PSN
LMC BET, INC                                                  CO
LMC CABLE ADNET II, INC.                                      WY
LMC CABLE ADNET, INC.                                         PA           CABLE ADNET
LMC CANADA, INC                                               CAN
LMC CHICAGO SPORTS, INC.                                      WY
LMC CLASSICS, INC.                                            NV
LMC ENTERTAINMENT, INC.                                       NV
LMC INFORMATION SERVICES, INC.                                NV           X*PRESS INFORMATION SERVICES
LMC INTERNATIONAL, INC.                                       CO
LMC LENFEST, INC.                                             CO

                                   EXHIBIT 21


-----------------------------------------------------------------------------------------------------
                                                  STATE OR JURISDICTION
                                                   OF INCORPORATION OR
 SUBSIDIARY                                           ORGANIZATION               TRADE NAME
-----------------------------------------------------------------------------------------------------
LMC MUSIC, INC.                                               CO
LMC NORTHWEST CABLE SPORTS, INC.                              CO           NCS
                                                                           NORTHWEST CABLE SPORTS
                                                                           PRIME SPORTS NORTHWEST
                                                                           PSN
LMC PRIME SPORTS NORTHWEST, INC.                              CO
LMC REGIONAL SPORTS, INC.                                     CO
LMC SATCOM, INC.                                              GA
LMC SILVER KING, INC.                                         CO
LMC SOUTHEAST SPORTS, INC.                                    CO
LMC SUNSHINE, INC.                                            CO
LMC UPPER MIDWEST SPORTS, INC.                                CO
LMC UTAH SPORTS, INC. I                                       CO
LSI DEPORTIVA, INC.                                           CO
LSI FACILITIES, INC.                                          CO
LSI NOSTALGIC SPORTS, INC.                                    CO
LSI SHOWCASE, INC.                                            CO
MACNEIL/LEHRER PRODUCTIONS                                    NY
MCNS HOLDINGS, L.P.                                           NY
NETLINK INTERNATIONAL, INC.                                   CO
NETLINK USA                                                   CO
NEW CONCEPTS ENTERPRISES, INC.                                NJ
PPVN HOLDING COMPANY                                          DE           VIEWERS CHOICE
PREMIER SPORTS                                                AUS
PREMIER SPORTS AUSTRALIA PTY LIMITED                          AUS
PRIME NETWORK LIMITED LIABILITY COMPANY                       WY
PRIME PHILADELPHIA SPORTS LIMITED LIABILITY COMPANY           WY
PRIME SPORTS EVENTS, INC.                                     CO           LIBERTY PRIME SPORTS EVENTS, INC.
                                                                           PRIME SPORTS FAN FAIR
PRIME SPORTS MERCHANDISING, INC.                              CO           FAN FAIR
PRIME SPORTS NETWORK-UPPER MIDWEST
PRIME SPORTS NORTHWEST NETWORK                                DE
PRIME SPORTS WEST, L.P.                                       CA

                                   EXHIBIT 21


-----------------------------------------------------------------------------------------------------
                                                  STATE OR JURISDICTION
                                                   OF INCORPORATION OR
 SUBSIDIARY                                           ORGANIZATION               TRADE NAME
-----------------------------------------------------------------------------------------------------
PRIME SPORTSCHANNEL NETWORKS ASSOCIATES                                    NEWSPORT
                                                                           PRIME NETWORK
PRIME TICKET NETWORKS, L.P.                                   CA
QE+ LTD.                                                      CO
QVC INVESTMENT, INC.                                          CO
QVC, INC.                                                     DE
REISS MEDIA ENTERPRISE, INC.                                  DE
REPUBLIC PICTURES TELEVISION                                  CA
RL INGENIUS, INC.                                             CO
ROCKY MOUNTAIN SPORTS AND LIFESYTLE CHANNEL, INC.             DE
ROYAL COMMUNICATIONS, INC.                                    CO
RTV ASSOCIATES, L.P.                                          DE
SIOUX FALLS CABLE TELEVSION                                   SD
SOUTHERN SATELLITE SYSTEMS, INC.                              GA           TEMPO ONE-STOP SATELLITE PROGRAMMING
SPORTS HOLDING, INC.                                          TX
SPORTSCHANNEL CHICAGO ASSOCIATES                              NY
SPORTSCHANNEL PACIFIC ASSOCIATES                              NY
SPORTSCHANNEL PRISM, ASSOCIATES
SPORTSOUTH NETWORK, LTD.                                      DE
STT VIDEO PARTNERS, L.P.                                      DE
TCI ACADEMIC SYSTEMS HOLDINGS, INC.                           CO
TCI CABLE EDUCATION, INC.                                     CO
TCI CABLE INVESTMENTS, INC.                                   DE
TCI CM HOLDINGS, INC.                                         CO
TCI CT HOLDINGS, INC.                                         DE
TCI CTRACK ASSET CORP.                                        CO
TCI CUTTHROAT ISLAND, INC.                                    CO
TCI DIGITAL SATELLITE ENTERTAINMENT, INC.                     CO           PRIMESTAR BY TCI
TCI E! ENTERTAINMENT, INC.                                    CO
TCI EDUCATIONAL TECHNOLOGIES, INC.                            CO
TCI FAROUDJA, INC.                                            CO
TCI GAME TECHNOLOGY HOLDINGS, INC.                            CO
TCI GAMECO HOLDINGS, INC.                                     CO

                                   EXHIBIT 21


-----------------------------------------------------------------------------------------------------
                                                  STATE OR JURISDICTION
                                                   OF INCORPORATION OR
 SUBSIDIARY                                           ORGANIZATION               TRADE NAME
-----------------------------------------------------------------------------------------------------
TCI GAMECO VENTURES, INC.                                     CO
TCI GCI, INC.                                                 CO
TCI HEALTH, INC.                                              CO
TCI HOLDINGS, INC.                                            CO
TCI INTERACTIVE, INC.                                         CO
TCI INTERACTIVE MEDIA GROUP, INC.                             CO
TCI INTERNET HOLDINGS, INC.                                   CO
TCI INTERNET SERVICES, INC.                                   CO
TCI LIGHTSPAN HOLDINGS, INC.                                  CO
TCI MAGMA HOLDINGS, INC.                                      CO
TCI MCNS HOLDINGS, INC.                                       CO
TCI MERGER SUB, INC.                                          DE
TCI MICROUNITY HOLDINGS, INC.                                 CO
TCI NETSCAPE HOLDINGS, INC.                                   CO
TCI ONLINE ENTERTAINMENT HOLDINGS, INC.                       CO
TCI ONLINE SERVICES, INC.                                     CO
TCI ONLINE SPORTS HOLDINGS, INC.                              CO
TCI ONLINE VILLAGE HOLDINGS, INC.                             CO
TCI PRIME SPORTS, INC.                                        CO
TCI PROGRAMMING HOLDING COMPANY III                           DE
TCI REPUBLIC PICTURES, INC.                                   CO
TCI REQUEST, INC.                                             CO
TCI SILLERMAN-MAGEE, INC.                                     CO
TCI STARZ, INC.                                               CO
TCI TECHNOLOGY VENTURES, INC.                                 DE
TCI TECHNOLOGY, INC.                                          CO
TCI TSX, INC.                                                 CO
TCI TURNER PREFERRED, INC.                                    CO
TCI TVRO MANAGEMENT CORPORATION                               CO
TCI-TVGOS, INC.                                               CO
TCI/FOX FUNDING PARTNERSHIP                                   NY
TCID - WW, INC.                                               CO
TCID GAMES, INC.                                              CO

                                   EXHIBIT 21


-----------------------------------------------------------------------------------------------------
                                                  STATE OR JURISDICTION
                                                   OF INCORPORATION OR
 SUBSIDIARY                                           ORGANIZATION               TRADE NAME
-----------------------------------------------------------------------------------------------------
TCID VIRTUAL I/O, INC.                                        CO
TCID, INC.                                                    CO
TECHNOLOGY PROGRAMMING VENTURES                               CO
TELLURIDE CABLEVISION, INC.                                   DE
TEMPO DBS, INC.                                               CO
THE FVTV CHANNEL LLC                                          CO
THE NATIONAL REGISTRY                                         DE
TKR CABLE COMPANY                                             CO
TKR CABLE PARTNERS                                            CO
TV NETWORK CORPORATION                                        CO
U.S. CABLE OF ALLAMUCHY, L.P.                                 NJ
U.S. CABLE OF NORTHERN INDIANA LIMITED PARTNERSHIP            IN
UCT INVESTMENTS (COLORADO), INC.                              CO
UNITED CABLE TURNER INVESTMENT, INC.                          CO
UPPER MIDWEST CABLE PARTNERS                                  MN
US CABLE OF EVANGOLA                                          NJ
US CABLE OF LAKE COUNTY                                       NJ
US CABLE OF PATERSON                                          NJ
US CABLE OF TRI-COUNTY, LTD
VARTEC, L.P.
VIRTUAL I/O, INC.                                             WA
VISION GROUP INCORPORATED                                     CO
VVF, INC.                                                     CO
WESTLINK, INC.                                                CO
X*PRESS ELECTRONIC SERVICES, LTD.                             CO
X*PRESS INFORMATION SERVICES, LTD.                            CO

------------------------------------

HOME SHOPPING NETWORK, INC.
  HOME SHOPPING CLUB OUTLETS, INC.                            DE
  HOME SHOPPING CLUB, INC.                                    DE           HOME SHOPPING CLUB
                                                                           TELEMATION

                                   EXHIBIT 21


-----------------------------------------------------------------------------------------------------
                                                  STATE OR JURISDICTION
                                                   OF INCORPORATION OR
 SUBSIDIARY                                           ORGANIZATION               TRADE NAME
-----------------------------------------------------------------------------------------------------
  HOME SHOPPING NETWORK ENTERTAINMENT, INC.                   DE
  HOME SHOPPING SERVICES, INC                                 DE           HOME SHOPPING SERVICES OF DELAWARE, INC.
                                                                           HOME SHOPPING VALUES
  HSN CAPITAL CORP.                                           NV
  HSN CREDIT CORP.                                            DE
  HSN DIRECT                                                  FL
  HSN DIRECT, INC.                                            DE           INNOVATIONS IN LIVING
  HSN ENTERTAINMENT EVENTS, INC.                              DE
  HSN ENTERTAINMENT HOLDING COMPANY, INC.                     DE
  HSN ENTERTAINMENT JOINT VENTURES II, INC.                   DE           PACIFIC MEDIA VENTURES
  HSN ENTERTAINMENT JOINT VENTURES, INC.                      DE           STAR PRODUCT GROUP
  HSN FULFILLMENT OF IOWA, INC.                               DE
  HSN FULFILLMENT OF NEVADA, INC.                             DE
  HSN FULFILLMENT OFVIRGINIA, INC.                            DE
  HSN FULFILLMENT, INC.                                       DE
  HSN HEALTH ASSIST, INC.                                     DE
  HSN HEALTH SERVICES, INC.                                   DE
  HSN INSURANCE, INC.                                         FL
  HSN INTERACTIVE, INC.                                       DE
  HSN LIFEWAY HEALTH PRODUCTS, INC.                           DE
  HSN LIQUIDATION INC. OF FLORIDA                             DE
  HSN LIQUIDATION INC. OF IOWA                                DE
  HSN LIQUIDATION INC. OF NEVADA                              DE
  HSN LIQUIDATION INC. OF VIRGINIA                            DE
  HSN LIQUIDATION, INC                                        DE
  HSN MAIL ORDER, INC                                         DE           DESIGNER DIRECT
                                                                           HEROES COLLECTOR'S CLUB
                                                                           HSN MEDIA MERCHANDISE
                                                                           PRIVATE SHOWING -- JEWELRY VALUES BY MAIL
                                                                           THE ORTHO-VENT DIVISION, INC.
                                                                           THOMAS OAK & SONS
  HSN MISTIX CORPORATION                                      DE           HSN TELESEAT
  HSN REALTY, INC.                                            DE           HSN REALTY OF DELAWARE, INC.

                                   EXHIBIT 21


-----------------------------------------------------------------------------------------------------
                                                  STATE OR JURISDICTION
                                                   OF INCORPORATION OR
 SUBSIDIARY                                           ORGANIZATION               TRADE NAME
-----------------------------------------------------------------------------------------------------
  HSN REDIMED, INC.                                           DE
  HSN TELEVISION SHOPPING MALL, INC.                          DE
  HSN TOURS, INC.                                             DE           HOME SHOPPING TOURS
  HSN TRANSPORTATION, INC.                                    DE
  HSN TRAVEL, INC.                                            DE
  INTERNET SOFTWARE, INC                                      CA
  MARKETECH SERVICES, INC.                                    DE           PETALS & PRESENTS
  NATIONAL CALL CENTER, INC.                                  DE
  ORTHO-VENT, INC.                                            DE           ORTHO-VENT
                                                                           PACIFIC SPORTS NETWORK
                                                                           STUART MCGUIRE
  WORLD REZ, INC.                                             DE           WORLD REZ INC. OF DELAWARE
                                                                           HOME SHOPPING TRAVEL
  VELA RESEARCH, INC.                                         DE

------------------------------------

LENFEST COMMUNICATIONS, INC.                                  DE
  ATLANTIC COMMUNICATIONS ENTERPRISES                         PA
  BAY CABLE ADVERTISING                                       CA
  CABLE ADCOM                                                 PA
  CABLE INVESTMENT PROPERTIES, INC.                           DE
  CAH, INC.                                                   PA
  CAM SYSTEMS                                                 DE
  GARDEN STATE CABLE TV                                       NJ
  GLOBENET, INC.                                              PA
  L-TCI ASSOCIATES                                            DE
  LENFEST ATLANTIC, INC.                                      NJ
  LENFEST AUSTRALIA, INC.                                     DE
  LENFEST BAY AREA, INC.                                      DE
  LENFEST INTERNATIONAL, INC.                                 DE
  LENFEST JERSEY, INC.                                        DE
  LENFEST NEW CASTLE COUNTY                                   DE

                                   EXHIBIT 21


-----------------------------------------------------------------------------------------------------
                                                  STATE OR JURISDICTION
                                                   OF INCORPORATION OR
 SUBSIDIARY                                           ORGANIZATION               TRADE NAME
-----------------------------------------------------------------------------------------------------
  LENFEST PROGRAMMING SERVICES, INC.                          PA
  LENFEST RAYSTAY HOLDINGS, INC.                              DE
  LENFEST SOUTH JERSEY INVESTMENTS                            NJ
  LENFEST WEST, INC.                                          CA           CABLE OAKLAND
  LENFEST YORK, INC.                                          DE
  LENNET, INC.                                                PA
  METRONET                                                    PA
  MICRONET ATLANTIC COMMUNICATIONS, INC.                      DE
  MICRONET DELMARVA, INC.                                     DE
  MICRONET DIVERSIFIED INVESTMENTS, INC.                      DE
  MICRONET PHILADELPHIA COMMUNICATIONS, INC.                  PA
  MICRONET, INC.                                              DE
  MUMMERS PARADE PRODUCTIONS                                  PA
  PHILADELPHIA CABLE ADVERTISING                              PA
  RAYSTAY COMPANY STOCK
  SOUTH JERSEY CABLEVISION                                    NJ
  STARNET DEVELOPMENT, INC.                                   UT
  STARNET INTERACTIVE ENTERTAINMENT, INC.                     DE
  STARNET, INC.                                               DE
  STARNET/CEA 11                                              DE
  SUBURBAN CABLE TV CO. INC.                                  PA
  SUSQUENNA BROADCASTING CABLE DIVISION                       PA
  TELESTAR MARKETING, INC.                                    PA
  VIDEO JUKEBOX NETWORK, INC.                                 FL
  VIDEOPOLE                                                   FRANCE

                                   EXHIBIT 21


                                                  STATE OR JURISDICTION
                                                   OF INCORPORATION OR
 SUBSIDIARY                                           ORGANIZATION               TRADE NAME



    A table of the subsidiaries of the TCI Communications, Inc. as of March 1, 1996, is set forth below, indicating as to each the state or the jurisdiction of incorporation or organization and the names under which such subsidiaries do business ("Trade Names"). Subsidiaries not included in the table are inactive and, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary.

ALABAMA T. V. CABLE, INC.                                     AL
AMERICAN CABLE TV INVESTORS 4, LTD.                           CO           SUN CABLEVISION
AMERICAN CABLE TV INVESTORS 5, LTD.                           CO           AMERICAN CABLE TV OF LOWER DELAWARE
                                                                           AMERICAN CABLE TV OF ST. MARY'S COUNTY
AMERICAN MICROWAVE & COMMUNICATIONS, INC                      MI
AMERICAN MOVIE CLASSICS INVESTMENT, INC                       CO
AMERICAN TELEVENTURE OF MINERSVILLE, INC                      CO
AMES CABLEVISION, INC.                                        IA           TCI OF CENTRAL IOWA
                                                                           TCI OF EASTERN IOWA
ANTARES SATELLITE CORPORATION                                 CO
ARP PARTNERSHIP                                               DE
ATHENA CABLEVISION CORPORATION OF KNOXVILLE                   TN
ATHENA CABLEVISION OF TENNESSEE AND KENTUCKY, INC.            TN
ATHENA REALTY, INC.                                           NV
ATLANTIC AMERICAN CABLEVISION OF FLORIDA, INC.                FL           TCI CABLEVISION OF PASCO COUNTY
ATLANTIC AMERICAN CABLEVISION, INC.                           DE
ATLANTIC AMERICAN HOLDINGS, INC.                              FL
ATLANTIC CABLEVISION OF FLORIDA, INC.                         FL
BAY AREA INTERCONNECT                                         CA           BAY CABLE ADVERTISING
                                                                           BCA
BEATRICE CABLE TV COMPANY                                     NE           TCI CABLE OF BEATRICE
BELLEVUE CABLEVISION, INC.                                    DE
BILLINGS TELE-COMMUNICATIONS, INC.                            OR
BOB MAGNESS, INC.                                             WY
BRESNAN COMMUNICATIONS COMPANY LIMITED PARTNERSHIP            MI
BRIGAND PICTURES, INC.                                        NY

                                   EXHIBIT 21


-----------------------------------------------------------------------------------------------------
                                                  STATE OR JURISDICTION
                                                   OF INCORPORATION OR
 SUBSIDIARY                                           ORGANIZATION               TRADE NAME
-----------------------------------------------------------------------------------------------------
BROOKHAVEN CABLE TV, INC.                                     NY           TCI CABLE OF BROOKHAVEN
BROOKINGS CABLEVISION                                         CO
BROOKSIDE ANTENNA COMPANY                                     OH
CABLE ACCOUNTING, INC.                                        CO
CABLE ADNET PARTNERS                                          DE           CABLE ADNET
                                                                           HUDSON VALLEY CABLE GROUP
CABLE ADVERTISING PARTNERS                                    CA           ADLINK
CABLE NETWORK TELEVISION, INC.                                NV
CABLE SHOPPING INVESTMENT, INC.                               CO
CABLE TELEVISION ADVERTISING GROUP, INC.                      WY
CABLE TELEVISION OF GARY, INC.                                IN
CABLETIME, INC.                                               CO
CABLEVISION ASSOCIATES OF GARY JOINT VENTURE                  IN
CABLEVISION IV, LTD                                           IA
CABLEVISION OF ARCADIA/SIERRA MADRE, INC.                     DE
CABLEVISION V, INC.                                           IA
CABLEVISION VI, INC.                                          IA           TCI CABLEVISION OF THE ROCKIES, INC.
CABLEVISION VII, INC.                                         IA           TCI CABLEVISION OF THE ROCKIES, INC.
CAT PARTNERSHIP                                               DE
CATV FACILITY CO., INC.                                       CO
CHANNEL 64 ACQUISITION, INC.                                  DE
CHICAGO CABLE NETWORK JOINT VENTURE                           IL
CLINTON CABLEVISION                                           IA
CLINTON TV CABLE COMPANY, INC.                                IA
COCONUT CREEK CABLE T.V., INC.                                FL           TCI OF NORTH BROWARD
COLORADO CABLEVISION COMPANY                                  CO           TCI OF COLORADO
COLORADO TERRACE TOWER II CORPORATION                         CO
COLUMBIA CABLE OF OREGON                                      DE
COMMAND CABLE OF EASTERN ILLINOIS LIMITED PARTNERSHIP         NJ
COMMUNICATION INVESTMENT CORPORATION                          VA

                                   EXHIBIT 21


-----------------------------------------------------------------------------------------------------
                                                  STATE OR JURISDICTION
                                                   OF INCORPORATION OR
 SUBSIDIARY                                           ORGANIZATION               TRADE NAME
-----------------------------------------------------------------------------------------------------
COMMUNICATIONS & CABLE OF CHICAGO, INC.                       IL           CHICAGO CABLE TV
COMMUNICATIONS SERVICES, INC.                                 KS           TCI CABLEVISION OF CENTRAL TEXAS
                                                                           TCI CABLEVISION OF EAST OKLAHOMA
                                                                           TCI CABLEVISION OF NORTH TEXAS
                                                                           TCI CABLEVISION OF NORTHEAST TEXAS
                                                                           TCI CABLEVISION OF OKLAHOMA (CSI), INC.
                                                                           TCI COMMUNICATIONS SERVICES, INC.
                                                                           TCI OF ARKANSAS
                                                                           TCI OF KANSAS (CSI), INC.
                                                                           TCI OF LOUISIANA (CSI), INC.
                                                                           TCI OF LOUISIANA
COMMUNITY CABLE TELEVISION                                    WY           TCI CABLEVISION OF SOUTHWEST TEXAS
                                                                           TCI CABLEVISION OF WEST OAKLAND COUNTY
COMMUNITY REALTY, INC.                                        NV           NEVADA COMMUNITY REALTY, INC.
COMMUNITY TELEVISION SYSTEMS, INC.                            DE           TCI CABLEVISION OF SOUTH CENTRAL
                                                                             CONNECTICUT
CONSUMER ENTERTAINMENT SERVICES, INC.                         WY
CORSAIR PICTURES, INC.                                        DE           BRIGAND PICTURES, INC.
DANIELS-HAUSER HOLDINGS                                       CO
DAVIS COUNTY CABLEVISION, INC.                                UT
DIGITAL DIRECT OF OREGON, INC.                                CO
DIGITAL DIRECT OF UTAH, INC.                                  CO
DIGITAL DIRECT, INC.                                          CO           TCI TELEPHONY, INC.
DIRECT BROADCAST SATELLITE SERVICES, INC.                     DE
DISCOVERY PROGRAMMING INVESTMENT, INC.                        CO
DISTRICT CABLEVISION LIMITED PARTNERSHIP                      DC
EAST ARKANSAS CABLEVISION, INC.                               AR           TCI OF ARKANSAS
EAST ARKANSAS INVESTMENTS, INC.                               CO
EASTEX MICROWAVE, INC.                                        TX
ECP HOLDINGS, INC.                                            OK

                                   EXHIBIT 21


-----------------------------------------------------------------------------------------------------
                                                  STATE OR JURISDICTION
                                                   OF INCORPORATION OR
 SUBSIDIARY                                           ORGANIZATION               TRADE NAME
-----------------------------------------------------------------------------------------------------
ELBERT COUNTY CABLE PARTNERS, L. P.                           CO           TCI OF COLORADO
FAB COMMUNICATIONS, INC.                                      OK
FOUR FLAGS CABLE TV                                           MI
FOUR FLAGS CABLEVISION                                        MI
GENERAL COMMUNICATIONS AND ENTERTAINMENT COMPANY INC          DE
GILL BAY INTERCONNECT, INC.                                   CA
GREATER BIRMINGHAM INTERCONNECT                               AL           GBI
GREATER PORTLAND INTERCONNECT                                 OR
HALCYON COMMUNICATIONS LIMITED PARTNERSHIP                    OK           TCI CABLEVISION OF EAST OKLAHOMA
                                                                           TCI OF ARKANSAS
HALCYON COMMUNICATIONS PARTNERS                               OK
HARBOR COMMUNICATIONS JOINT VENTURE                           WA
HARRIS COUNTY CABLE TV, INC.                                  VA
HAWKEYE COMMUNICATIONS OF CLINTON, INC.                       IA
HERITAGE CABLE PARTNERS, INC.                                 IA
HERITAGE CABLEVISION ASSOCIATES, A LIMITED PARTNERSHIP        IA           TCI CABLE ADVERTISING
                                                                           TCI OF BEDFORD
                                                                           TCI OF MICHIGAN
HERITAGE CABLEVISION OF CALIFORNIA, INC.                      DE           TCI CABLEVISION OF SAN JOSE
HERITAGE CABLEVISION OF COLORADO, INC.                        CO           TCI CABLEVISION OF SOUTHERN COLORADO, INC.
HERITAGE CABLEVISION OF DALLAS, INC.                          IA
HERITAGE CABLEVISION OF DELAWARE, INC.                        DE           TCI CABLEVISION OF NEW CASTLE COUNTY
                                                                           TCI OF FORT COLLINS
HERITAGE CABLEVISION OF MAINE II, INC.                        ME
HERITAGE CABLEVISION OF MASSACHUSETTS, INC.                   MA           TCI CABLEVISION OF ANDOVER
HERITAGE CABLEVISION OF SOUTH EAST MASSACHUSETTS, INC.        MA
HERITAGE CABLEVISION OF TENNESSEE, INC.                       TN           TCI OF COLORADO
HERITAGE CABLEVISION OF TEXAS, INC.                           IA           TCI CABLEVISION OF SOUTH TEXAS
HERITAGE CABLEVISION, INC. (IA)                               IA           TCI OF THE HEARTLANDS
HERITAGE CABLEVISION, INC. (TX)                               TX

                                   EXHIBIT 21


-----------------------------------------------------------------------------------------------------
                                                  STATE OR JURISDICTION
                                                   OF INCORPORATION OR
 SUBSIDIARY                                           ORGANIZATION               TRADE NAME
-----------------------------------------------------------------------------------------------------
HERITAGE CABLEVUE, INC.                                       DE           TCI CABLEVISION OF NEW ENGLAND
HERITAGE COMMUNICATIONS PRODUCTS CORP.                        IA
HERITAGE COMMUNICATIONS, INC.                                 IA
HERITAGE INVESTMENTS, INC.                                    IA
HERITAGE ROC HOLDINGS CORP.                                   IA
HERITAGE/INDIANA CABLEVISION, INC.                            IA
HILLCREST CABLEVISION COMPANY                                 OH
HOME SPORTS NETWORK, INC.                                     CO
INDEPENDENCE CABLE TV COMPANY                                 MI           TCI CABLEVISION OF OAKLAND COUNTY, INC.
INTERMEDIA PARTNERS                                           CA
INTERNATIONAL TELEMETER CORPORATION (NV)                      NV
IR-TCI PARTNERS II. L.P.                                      CA
IR-TCI PARTNERS III, L.P.                                     CA
IR-TCI PARTNERS IV, L.P.                                      CO
IR-TCI PARTNERS V, L.P.                                       CO
KANSAS CITY FIBER NETWORK, L.P.                               DE
KAUAI CABLEVISION
KNOX CABLE T.V., INC.                                         TN
KTMA-TV INC.                                                  TX
LASALLE TELECOMMUNICATIONS, INC.                              IL           CHICAGO CABLE TV-IV
LAWRENCE COUNTY CABLE PARTNERS                                CO
LIBERTY COMMAND II, INC.                                      CO
LIBERTY COMMAND, INC.                                         CO
LIBERTY OF NORTHERN INDIANA, INC.                             DE
LIBERTY-CSI, INC.                                             CO
LVO CABLE PROPERTIES, INC.                                    OK
LVOC MANAGEMENT, INC.                                         OK
MAJORCO SUB, L.P.                                             DE
MAJORCO, L.P.                                                 DE
MARGATE VIDEO SYSTEMS, INC.                                   FL           TCI OF NORTH BROWARD

                                   EXHIBIT 21


-----------------------------------------------------------------------------------------------------
                                                  STATE OR JURISDICTION
                                                   OF INCORPORATION OR
 SUBSIDIARY                                           ORGANIZATION               TRADE NAME
-----------------------------------------------------------------------------------------------------
MATERIALS HANDLING SERVICES, INC                              CO           WESTERN COMMUNICATIONS MATERIALS
                                                                              HANDLING SERVICE
MELANIE CABLE PARTNERS, L.P.
MIAMI TELE-COMMUNICATIONS, INC.                               FL
MICRO-RELAY, INC.                                             MD
MID-KANSAS, INC.                                              KS
MILE HI CABLE PARTNERS, L.P.                                  CO           TCI OF COLORADO
MINORCO, L.P.                                                 DE
MISSISSIPPI CABLEVISION, INC.                                 MS           TCI OF NORTH MISSISSIPPI
MOUNTAIN CABLE NETWORK, INC.                                  NV           MOUNTAIN CABLE ADVERTISING
MOUNTAIN STATES GENERAL PARTNER CO.                           CO
MOUNTAIN STATES LIMITED PARTNER CO.                           CO
MOUNTAIN STATES VIDEO                                         CO           TCI OF COLORADO
MOUNTAIN STATES VIDEO COMMUNICATIONS CO., INC.                CO           TCI OF COLORADO
MOUNTAIN STATES VIDEO, INC.                                   CO           TCI OF COLORADO
MSV SUBSIDIARY, INC.                                          CO
MUSKEGON CABLE TV CO.                                         MI           TCI CABLEVISION OF GREATER MICHIGAN, INC.
NARRAGANSETT CABLEVISION CORPORATION                          RI           HERITAGE CABLEVISION OF NARRAGANSETT
NEWPORT NEWS CABLEVISION ASSOCIATES, L.P.                     CO
NEWPORT NEWS CABLEVISION, LTD.                                CO           UNITED ARTISTS CABLE OF NEWPORT NEWS
NEWTELCO, L.P.                                                DE
NHT PARTNERSHIP                                               NY
NORTHERN VIDEO, INC.                                          MN           TCI OF CENTRAL MINNESOTA
NORTHWEST CABLE ADVERTISING                                   NY           TV MART
NORTHWEST ILLINOIS CABLE CORPORATION                          DE
NORTHWEST ILLINOIS TV CABLE CO.                               DE           TCI CABLEVISION OF GALESBURG/MONMOUTH
NORTHWEST ILLINOIS TV CABLE COMPANY                           IL
OHIO CABLEVISION NETWORK, INC.                                IA           TCI CABLEVISION OF NORTHWESTERN OHIO
OTTUMWA CABLEVISION, INC.                                     IA           TCI OF SOUTHERN IOWA
PACIFIC MICROWAVE JOINT VENTURE                               CA

                                   EXHIBIT 21


-----------------------------------------------------------------------------------------------------
                                                  STATE OR JURISDICTION
                                                   OF INCORPORATION OR
 SUBSIDIARY                                           ORGANIZATION               TRADE NAME
-----------------------------------------------------------------------------------------------------
PARKLAND CABLEVISION, INC.                                    FL           TCI OF NORTH BROWARD
PHILLIECO, L.P.                                               DE
PITTSBURG CABLE TV, INC.                                      KS           TCI OF PITTSBURG
PREVIEW MAGAZINE CORPORATION                                  NY
PRIMESTAR PARTNERS L.P.                                       DE
ROBERT FULK, LTD.                                             DE
ROBIN CABLE SYSTEMS OF SIERRA VISTA, L.P.                     CA           TCI OF SOUTHERN ARIZONA
ROBIN CABLE SYSTEMS OF TUCSON, AN ARIZONA LIMITED PARTNER     AZ           TCI OF TUCSON
S/D CABLE PARTNERS, LTD.                                      CO           TCI CABLEVISION OF PRINCETON, L.P.
                                                                           TCI CABLEVISION OF ROCK FALLS, L.P.
SAN LEANDRO CABLE TELEVISION, INC.                            CA           TCI CABLEVISION OF HAYWARD
SANTA FE CABLEVISION CO.                                      NM
SANTA FE CABLEVISION COMPANY                                  NM           TCI CABLEVISION OF SANTA FE
SATELLITE SERVICES OF PUERTO RICO, INC.                       DE
SATELLITE SERVICES, INC.                                      DE
SCC PROGRAMS, INC.                                            IL
SEMAPHORE PARTNERS                                            CO
SILVER SPUR LAND AND CATTLE CO.                               WY           SILVER SPUR RANCH
SONIC COMMUNICATIONS SAN LUIS OBISPO AND SANTA CRUZ
SONIC PARTNERS, L.P.
SOUTH CHICAGO CABLE, INC.                                     IL           CHICAGO CABLE TV-V
SOUTH FLORIDA CABLE ADVERTISING                               FL
SOUTHWEST TELECABLE, INC.                                     TX
SOUTHWEST WASHINGTON CABLE, INC.                              WA
SSI 2, INC.                                                   NV
ST. LOUIS TELE-COMMUNICATIONS, INC.                           MO           TCI CABLEVISION OF ST. LOUIS
TAMPA BAY INTERCONNECT                                        FL           TBI
TCG CHICAGO                                                   NY
TCG CONNECTICUT                                               NY
TCG DALLAS                                                    NY

                                   EXHIBIT 21


-----------------------------------------------------------------------------------------------------
                                                  STATE OR JURISDICTION
                                                   OF INCORPORATION OR
 SUBSIDIARY                                           ORGANIZATION               TRADE NAME
-----------------------------------------------------------------------------------------------------
TCG DALLAS SYSTEMS                                            NY
TCG DETROIT                                                   NY
TCG ILLINOIS                                                  NY
TCG LOS ANGELES                                               NY
TCG PARTNERS                                                  NY
TCG PHOENIX                                                   NY
TCG PITTSBURGH                                                NY
TCG SAN FRANCISCO                                             NY
TCG SEATTLE                                                   NY
TCG SOUTH FLORIDA                                             NY
TCG ST. LOUIS                                                 NY
TCI AOL, INC.                                                 CO
TCI BATON ROUGE VENTURES, INC.                                CO
TCI CABLE ADNET, INC.                                         CO
TCI CABLE MANAGEMENT CORPORATION                              CO
TCI CABLEPCS, INC.                                            CO
TCI CABLEPHONE, INC.                                          CO
TCI CABLEVISION ASSOCIATES, INC.                              DE
TCI CABLEVISION OF ALABAMA, INC.                              AL
TCI CABLEVISION OF ARIZONA, INC.                              AZ
TCI CABLEVISION OF BAKER/ZACHARY, INC.                        DE           TCI OF LOUISIANA
TCI CABLEVISION OF CALIFORNIA, INC.                           CA
TCI CABLEVISION OF CANON CITY, LTD.                           CO
TCI CABLEVISION OF COLORADO, INC.                             CO           TCI OF COLORADO
TCI CABLEVISION OF EAST SAN FERNANDO VALLEY, L.P.             CO
TCI CABLEVISION OF DALLAS, INC.                               TX
TCI CABLEVISION OF FLORIDA, INC.                              FL           TCI OF COLORADO
                                                                           TCI SOUTHEAST - SOUTH REGION
TCI CABLEVISION OF GEORGIA, INC.                              GA           TCI OF LOUISIANA
TCI CABLEVISION OF GREAT FALLS, INC.                          DE

                                   EXHIBIT 21


-----------------------------------------------------------------------------------------------------
                                                  STATE OR JURISDICTION
                                                   OF INCORPORATION OR
 SUBSIDIARY                                           ORGANIZATION               TRADE NAME
-----------------------------------------------------------------------------------------------------
TCI CABLEVISION OF IDAHO, INC.                                ID
TCI CABLEVISION OF KENTUCKY, INC.                             KY           TCI CABLE ADVERTISING
TCI CABLEVISION OF KIOWA, INC.                                CO
TCI CABLEVISION OF LEESVILLE, INC.                            DE
TCI CABLEVISION OF MARYLAND, INC.                             MD
TCI CABLEVISION OF MASSACHUSETTS, INC.                        MA
TCI CABLEVISION OF MICHIGAN, INC.                             MI           TCI CABLE ADVERTISING
TCI CABLEVISION OF MINNESOTA, INC.                            MN           TCI OF MINNESOTA
TCI CABLEVISION OF MISSOURI, INC.                             MO
TCI CABLEVISION OF MONTANA, INC.                              MT           TCI CABLE ADVERTISING
TCI CABLEVISION OF NEBRASKA, INC.                             NE
TCI CABLEVISION OF NEVADA, INC.                               NV
TCI CABLEVISION OF NEW HAMPSHIRE, INC.                        NH
TCI CABLEVISION OF NEW MEXICO, INC.                           NM
TCI CABLEVISION OF NORTH CAROLINA, INC.                       NC
TCI CABLEVISION OF NORTH CENTRAL KENTUCKY, INC.               KY
TCI CABLEVISION OF OHIO, INC.                                 OH           TCI CABLE ADVERTISING
TCI CABLEVISION OF OKANOGAN VALLEY, INC.                      WA
TCI CABLEVISION OF OKLAHOMA, INC.                             OK
TCI CABLEVISION OF OREGON, INC.                               OR
TCI CABLEVISION OF PASCO COUNTY                               FL
TCI CABLEVISION OF PINELLAS COUNTY, INC.                      FL
TCI CABLEVISION OF SIERRA VISTA II, INC.                      CO
TCI CABLEVISION OF SIERRA VISTA, INC.                         CO
TCI CABLEVISION OF SOUTH DAKOTA, INC.                         SD
TCI CABLEVISION OF SOUTHWEST WASHINGTON, INC.                 WA
TCI CABLEVISION OF ST. BERNARD, INC.                          LA           TCI OF LOUISIANA
TCI CABLEVISION OF TEXAS, INC.                                TX
TCI CABLEVISION OF TUCSON II, INC.                            CO
TCI CABLEVISION OF TUCSON, INC.                               CO

                                   EXHIBIT 21


-----------------------------------------------------------------------------------------------------
                                                  STATE OR JURISDICTION
                                                   OF INCORPORATION OR
 SUBSIDIARY                                           ORGANIZATION               TRADE NAME
-----------------------------------------------------------------------------------------------------
TCI CABLEVISION OF TWIN CITIES, INC.                          WA
TCI CABLEVISION OF UTAH, INC.                                 UT
TCI CABLEVISION OF VERMONT, INC.                              DE
TCI CABLEVISION OF WASHINGTON, INC.                           WA           PACCOM
TCI CABLEVISION OF WISCONSIN, INC.                            WI
TCI CABLEVISION OF WYOMING, INC.                              WY
TCI CABLEVISION OF YAKIMA VALLEY, INC.                        WA
TCI CABLEVISION OF YAKIMA, INC.                               WA
TCI CENTRAL, INC.                                             DE
TCI COMMUNICATIONS, INC.                                      DE           TCI CABLEVISION OF DURANGO, INC.
TCI DEVELOPMENT CORPORATION                                   CO
TCI EAST, INC.                                                DE
TCI FLEET SERVICES, INC.                                      CO
TCI GREAT LAKES, INC.                                         DE
TCI HITS, INC.                                                CO
TCI HOLDINGS II, INC.                                         CO
TCI INVESTMENTS, INC.                                         CO
TCI IP, INC.                                                  DE
TCI IP-1, INC.                                                CO
TCI K-1, INC.                                                 CO
TCI LIBERTY, INC.                                             DE
TCI MATERIALS MANAGEMENT, INC.                                CO
TCI MICROWAVE, INC.                                           DE
TCI NETWORK SERVICES                                          DE
TCI NEWS, INC.                                                CO
TCI NEWS-DAMN RIGHT, INC.                                     CO
TCI NEWS-PRESIDENTIAL, INC.                                   CO
TCI NORTH CENTRAL REGION
TCI NORTH CENTRAL, INC.                                       DE
TCI NORTHEAST, INC.                                           DE

                                   EXHIBIT 21


-----------------------------------------------------------------------------------------------------
                                                  STATE OR JURISDICTION
                                                   OF INCORPORATION OR
 SUBSIDIARY                                           ORGANIZATION               TRADE NAME
-----------------------------------------------------------------------------------------------------
TCI OF ARKANSAS, INC.                                         AR
TCI OF ARLINGTON, INC.                                        TX
TCI OF AUBURN, INC.                                           DE
TCI OF BECKLEY, INC.                                          WV
TCI OF BLOOMINGTON/NORMAL, INC.                               VA
TCI OF CLEVELAND, INC.                                        TN
TCI OF CONNECTICUT, INC.                                      CT
TCI OF COUNCIL BLUFFS, INC.                                   IA
TCI OF D.C., INC.                                             DC
TCI OF DECATUR, INC.                                          AL
TCI OF DELAWARE, INC.                                         DE
TCI OF GREENSBURG                                             CO
TCI OF GREENVILLE, INC.                                       SC
TCI OF HAWAII, INC.                                           CO
TCI OF HOUSTON, INC.                                          CO
TCI OF ILLINOIS, INC.                                         IL           TCI CABLE ADVERTISING
                                                                           TCI CABLEVISION OF DUBUQUE, INC.
TCI OF INDIANA, INC.                                          IN           TCI CABLE ADVERTISING
                                                                           TCI MIDWEST REGION
TCI OF IOWA, INC.                                             IA           TCI CABLEVISION OF DUBUQUE, INC.
                                                                           TCI SOUTHEAST - NORTHWEST REGION

TCI OF KANSAS, INC.                                           KS           TCI CABLEVISION OF STILLWATER
                                                                           TCI CABLEVISION OF TULSA
TCI OF KOKOMO, INC.                                           CO
TCI OF LEE COUNTY, INC.                                       AL
TCI OF LEXINGTON, INC                                         KY
TCI OF MAINE, INC.                                            ME
TCI OF MISSISSIPPI, INC.                                      MS
TCI OF NEW JERSEY, INC. (NV)                                  NV

                                   EXHIBIT 21


-----------------------------------------------------------------------------------------------------
                                                  STATE OR JURISDICTION
                                                   OF INCORPORATION OR
 SUBSIDIARY                                           ORGANIZATION               TRADE NAME
-----------------------------------------------------------------------------------------------------
TCI OF NEW YORK, INC.                                         NY           TCI NORTHEAST REGION
TCI OF NORTH BROWARD, INC.                                    FL
TCI OF NORTH CENTRAL KENTUCKY, INC.                           KY
TCI OF NORTH DAKOTA, INC.                                     ND
TCI OF NORTHERN NEW JERSEY, INC.                              WA           TCI CABLEVISION OF CENTRAL COLORADO
                                                                           TCI CABLEVISION OF NORTHEASTERN OREGON
                                                                           TCI CABLEVISION OF SOUTHEAST WASHINGTON
                                                                           TCI CABLEVISION OF THE TREASURE COAST
TCI OF OVERLAND PARK, INC.                                    KS
TCI OF PENNSYLVANIA, INC.                                     PA           TCI CABLE ADVERTISING
                                                                           TCI EAST REGION
                                                                           TCI OF CALIFORNIA
TCI OF PIEDMONT, INC.                                         SC
TCI OF PLANO, INC.                                            TX
TCI OF PRINCETON, INC.                                        WV
TCI OF RACINE, INC.                                           WI
TCI OF RADCLIFF, INC.                                         KY
TCI OF RHODE ISLAND, INC.                                     RI
TCI OF RICHARDSON, INC.                                       TX
TCI OF ROANOKE RAPIDS, INC.                                   VA
TCI OF SEATTLE, INC.                                          DE
TCI OF SELMA, INC.                                            AL
TCI OF SOUTH CAROLINA, INC.                                   SC
TCI OF SOUTHERN MAINE, INC.                                   ME
TCI OF SOUTHERN MINNESOTA, INC.                               DE           TCI OF SOUTHERN MINNESOTA
TCI OF SOUTHERN WASHINGTON                                    WA
TCI OF SPARTANBURG, INC.                                      SC
TCI OF SPRINGFIELD, INC.                                      MO
TCI OF TACOMA, INC.                                           DE
TCI OF TENNESSEE, INC.                                        TN

                                   EXHIBIT 21


-----------------------------------------------------------------------------------------------------
                                                  STATE OR JURISDICTION
                                                   OF INCORPORATION OR
 SUBSIDIARY                                           ORGANIZATION               TRADE NAME
-----------------------------------------------------------------------------------------------------
TCI OF THE BLUFFLANDS, INC.                                   DE           TCI CABLE OF LA CROSSE
                                                                           TCI OF SOUTHERN MINNESOTA
TCI OF TUALATIN VALLEY, INC.                                  OR
TCI OF VANCOUVER, INC.                                        CO
TCI OF VIRGINIA, INC.                                         VA
TCI OF WATERTOWN, INC.                                        IA
TCI OF WEST VIRGINIA, INC.                                    WV           TCI CABLE ADVERTISING
TCI OF WYTHEVILLE, INC.                                       VA
TCI OSCAR I, INC.                                             CO
TCI PACIFIC COMMUNICATIONS, INC.
TCI PACIFIC HOLDINGS, INC.
TCI PACIFIC MICROWAVE, INC.                                   CO           PACIFIC MICROWAVE
TCI PACIFIC, INC.                                             DE
TCI PRIVATE VENTURES, INC.                                    CO
TCI REALTY INVESTMENTS COMPANY                                DE
TCI SOUTHEAST DIVISIONAL HEADQUARTERS, INC.                   AL
TCI SOUTHEAST, INC.                                           DE
TCI STS, INC.                                                 CO
TCI STS-MTVI, INC.                                            TX
TCI TELEPHONY SERVICES, INC.                                  CO
TCI TELEPHONY SERVICES OF CALIFORNIA, INC.                    CO
TCI TELEPHONY SERVICES OF CONNECTICUT, INC.                   CO
TCI TELEPHONY SERVICES OF ILLINOIS, INC.                      CO
TCI TELEPHONY SERVICES OF MINNESOTA, INC.                     CO
TCI TELEPHONY SERVICES OF WISCONSIN, INC.                     CO
TCI TELEPORT OF BALTIMORE, INC.                               MD
TCI TELEPORT OF BOSTON, INC.                                  MA
TCI TELEPORT OF CHICAGO, INC.                                 IL
TCI TELEPORT OF CHICAGO-SWITCH, INC.                          IL
TCI TELEPORT OF DALLAS, INC.                                  TX

                                   EXHIBIT 21


-----------------------------------------------------------------------------------------------------
                                                  STATE OR JURISDICTION
                                                   OF INCORPORATION OR
 SUBSIDIARY                                           ORGANIZATION               TRADE NAME
-----------------------------------------------------------------------------------------------------
TCI TELEPORT OF DALLAS-SWITCH, INC.                           TX
TCI TELEPORT OF DENVER, INC.                                  CO
TCI TELEPORT OF DETROIT, INC.                                 MI
TCI TELEPORT OF HARTFORD, INC.                                CT
TCI TELEPORT OF HOUSTON, INC.                                 TX
TCI TELEPORT OF INDIANAPOLIS, INC.                            CO
TCI TELEPORT OF LOS ANGELES, INC.                             CA
TCI TELEPORT OF MIAMI, INC.                                   FL
TCI TELEPORT OF PHOENIX, INC.                                 AZ
TCI TELEPORT OF PITTSBURGH, INC.                              PA           PENN ACCESS CORPORATION
TCI TELEPORT OF PROVIDENCE, INC.                              CO
TCI TELEPORT OF SAN FRANCISCO, INC.                           CA
TCI TELEPORT OF SEATTLE,INC.                                  WA
TCI TELEPORT OF ST. LOUIS, INC.                               MO
TCI TELEPORT PARTNERS, INC.                                   CO
TCI TELEPORT, INC.                                            CO
TCI TKR CABLE I, INC                                          DE
TCI TKR CABLE II, INC.                                        DE
TCI TKR LIMITED PARTNERSHIP                                   CO
TCI TKR OF ALABAMA, INC.                                      DE           TCI OF ALABAMA
TCI TKR OF CENTRAL FLORIDA, INC.                              FL           TCI OF CENTRAL FLORIDA
TCI TKR OF DALLAS, INC.                                       DE
TCI TKR OF FLORIDA, INC.                                      DE
TCI TKR OF GEORGIA, INC.                                      DE           TCI OF GEORGIA
TCI TKR OF HOLLYWOOD, INC.                                    DE           TCI OF HOLLYWOOD
TCI TKR OF HOUSTON, INC.                                      TX           TCI CABLEVISION OF HOUSTON
TCI TKR OF JEFFERSON COUNTY, INC.                             KY           TKR CABLE OF GREATER LOUISVILLE, INC.
TCI TKR OF KENTUCKY, INC.                                     DE
TCI TKR OF METRO DADE, INC.                                   DE
TCI TKR OF NORTHERN KENTUCKY, INC.                            KY           MADISON AVENUE VIDEO PRODUCTIONS

                                   EXHIBIT 21


-----------------------------------------------------------------------------------------------------
                                                  STATE OR JURISDICTION
                                                   OF INCORPORATION OR
 SUBSIDIARY                                           ORGANIZATION               TRADE NAME
-----------------------------------------------------------------------------------------------------
                                                                           TKR CABLE OF NORTHERN KENTUCKY, INC.
TCI TKR OF SOUTH DADE, INC.                                   FL           TCI OF SOUTH DADE
TCI TKR OF SOUTH FLORIDA, INC.                                DE           TCI OF SOUTH FLORIDA
TCI TKR OF SOUTHEAST TEXAS, INC.                              DE
TCI TKR OF SOUTHERN KENTUCKY, INC.                            DE           TKR CABLE OF SOUTHERN KENTUCKY, INC.
TCI TKR OF THE GULF PLAINS, INC.                              DE           TCI OF THE GULF PLAINS
TCI TKR OF THE METROPLEX, INC.                                TX           TCI CABLEVISION OF THE METROPLEX
TCI TKR OF WYOMING, INC.                                      WY
TCI TKR, INC.                                                 DE
TCI UA I, INC.                                                CO
TCI UA, INC.                                                  DE
TCI VENTURES FIVE, INC.                                       CO
TCI VENTURES FOUR, INC.                                       CO
TCI VENTURES, INC.                                            CO
TCI WASHINGTON ASSOCIATES, L.P.                               DE
TCI WEST, INC.                                                DE
TCI WOODLANDS VENTURES, INC.                                  CO
TCI-UC, INC.                                                  DE
TCI/CA ACQUISITION SUB CORP.                                  CO
TCI/CI MERGER SUB CORP.                                       DE
TCID DATA TRANSPORT, INC.                                     CO
TCID KHC, INC.                                                CO
TCID NEA, INC.                                                CO
TCID NETWORKS, INC.                                           DE
TCID OF CARSON, INC.                                          CA
TCID OF CHICAGO, INC.                                         IL
TCID OF FLORIDA, INC.                                         FL           TCI CABLEVISION OF PASCO COUNTY
TCID OF MICHIGAN, INC.                                        NV
TCID OF SOUTH CHICAGO, INC.                                   IL
TCID PARTNERS II, INC.                                        CO

                                   EXHIBIT 21


-----------------------------------------------------------------------------------------------------
                                                  STATE OR JURISDICTION
                                                   OF INCORPORATION OR
 SUBSIDIARY                                           ORGANIZATION               TRADE NAME
-----------------------------------------------------------------------------------------------------
TCID PARTNERS, INC.                                           CO
TCID VFC, INC.                                                CO
TCID VIDEO ENTERPRISES, INC.                                  CO
TCID X*PRESS, INC.                                            CO
TCID-COMMERCIAL MUSIC, INC.                                   CO
TCID-ICP III, INC.                                            CO
TCID-IP III, INC.                                             CO
TCID-IP IV, INC.                                              CO
TCID-IP V, INC.                                               CO
TCID-SVHH, INC.                                               DE
TCIP, INC.                                                    CO
TELE-COMMUNICATIONS OF COLORADO, INC.                         CO           TCI COLORADO COMMUNITY CABLE
                                                                             TELEVISION, INC.
TELE-COMMUNICATIONS OF SOUTH SUBURBIA, INC.                   IL
TELECABLE KCFN HOLDING CORP.                                  VA
TELECABLE OF COLUMBUS, INC.                                   GA
TELECOMMUNICATIONS CABLE SYSTEMS, INC.                        LA           TCI OF LOUISIANA
                                                                           TCI SOUTHEAST - SOUTHWEST REGION
TELENOIS, INC.                                                IL
TELEVENTS GROUP JOINT VENTURE                                 CO           TCI OF CENTRAL IOWA
TELEVENTS GROUP, INC.                                         NV
TELEVENTS OF COLORADO, INC.                                   CO
TELEVENTS OF EAST COUNTY, INC.                                WY           TCI CABLEVISION OF EAST COUNTY
TELEVENTS OF FLORIDA, INC.                                    WY
TELEVENTS OF POWDER RIVER, INC.                               WY
TELEVENTS OF SAN JOAQUIN, INC.                                WY           TCI CABLEVISION OF SAN JOAQUIN
TELEVENTS OF WYOMING, INC.                                    WY
TELEVENTS, INC.                                               NV           TCI CABLEVISION OF CONTRA COSTA COUNTY
TELEVESTER, INC.                                              DE
TELEVISION CABLE SERVICE, INC.                                TX           TCI CABLEVISION OF ABILENE

                                   EXHIBIT 21


-----------------------------------------------------------------------------------------------------
                                                  STATE OR JURISDICTION
                                                   OF INCORPORATION OR
 SUBSIDIARY                                           ORGANIZATION               TRADE NAME
-----------------------------------------------------------------------------------------------------
                                                                           TCI CABLEVISION OF EAST TEXAS
                                                                           TCI CABLEVISION OF PERRYTON
                                                                           TCI CABLEVISION OF WEST TEXAS
TEMPO CABLE, INC                                              OK           TCI CABLEVISION OF CENTRAL OKLAHOMA, INC.
                                                                           TCI CABLEVISION OF NOCONA
                                                                           TCI CABLEVISION OF OKLAHOMA (TEMPO), INC.
                                                                           TCI OF ARKANSAS (TEMPO), INC.

TEMPO DEVELOPMENT CORPORATION                                 OK
TEMPO ENTERPRISES, INC.                                       OK           TEMPO ENTERPRISES, INC. (OF OKLAHOMA)
TEMPO SATELLITE, INC.                                         OK
TEMPO TELEVISION, INC.                                        OK
THE CHICAGO CABLE INTERCONNECT                                IL           GCCI
THE DETROIT CABLE INTERCONNECT L.P.                           DE           THE DETROIT CABLE INTERCONNECT
                                                                               LIMITED PARTNERSHIP
THE GREATER PHILADELPHIA CABLE INTERCONNECT                   PA           PCA
                                                                           PHILADELPHIA CABLE ADVERTISING
TRANS-MUSKINGUM, INCORPORATED                                 WV
TRIBUNE COMPANY CABLE OF MICHIGAN, INC.                       DE           TRIBUNE/UNITED CABLE OF OAKLAND COUNTY
TRIBUNE-UNITED CABLE OF OAKLAND COUNTY                        MI           TCI CABLEVISION OF OAKLAND COUNTY, INC.
TULSA CABLE TELEVISION, INC.                                  OK           TCI CABLEVISION OF TULSA
                                                                           TV MART
UA THINK, INC.                                                CO
UA-COLUMBIA ALPINE TOWER, INC.                                NJ
UA-COLUMBIA CABLEVISION OF MASSACHUSETTS, INC.                MA           TCI CABLEVISION OF NORTH
                                                                             ATTLEBORO/TAUNTON
UA-COLUMBIA CABLEVISION OF NEW JERSEY, INC.                   NJ
UA-COLUMBIA CABLEVISION OF WESTCHESTER, INC.                  NY           TCI OF NORTHERN NEW JERSEY
UACC MIDWEST, INC.                                            DE           TCI CABLE ADVERTISING
                                                                           TCI CABLEVISION OF ASHEVILLE

                                   EXHIBIT 21


-----------------------------------------------------------------------------------------------------
                                                  STATE OR JURISDICTION
                                                   OF INCORPORATION OR
 SUBSIDIARY                                           ORGANIZATION               TRADE NAME
-----------------------------------------------------------------------------------------------------
                                                                           TCI CABLEVISION OF CENTRAL ILLINOIS
                                                                           TCI CABLEVISION OF DECATUR
                                                                           TCI CABLEVISION OF MERCED COUNTY
                                                                           TCI CABLEVISION OF NORTHSHORE
                                                                           TCI CABLEVISION OF SANTA CRUZ COUNTY
                                                                           TCI CABLEVISION OF TRACY
                                                                           TCI CABLEVISION OF VACAVILLE
                                                                           TCI CABLEVISION OF WALNUT CREEK
                                                                           TCI CABLEVISION OF WEST MICHIGAN, INC.
                                                                           TCI OF EVANSVILLE
                                                                           TCI OF SOUTH MISSISSIPPI
UAII MERGER CORP.                                             DE
UAII SUB NO. 24, INC.                                         DE
UATC MERGER CORP.                                             NY
UCT AIRCRAFT, INC.                                            CO
UCT VIDEO, INC.                                               CO
UCTC LP COMPANY                                               DE
UCTC OF BALTIMORE, INC.                                       DE
UCTC OF LOS ANGELES COUNTY, INC.                              DE           TCI CABLEVISION OF LOS ANGELES COUNTY
UNITED ADVERTISING NETWORK, INC.                              CO
UNITED ARTISTS BROADCAST PROPERTIES, INC.                     DE
UNITED ARTISTS CABLE HOLDINGS, INC.                           CO
UNITED ARTISTS CABLE INVESTMENTS, INC.                        DE
UNITED ARTISTS CABLESYSTEMS CORPORATION                       DE
UNITED ARTISTS ENTERTAINMENT COMPANY                          DE
UNITED ARTISTS HOLDINGS, INC.                                 DE
UNITED ARTISTS INVESTMENTS, INC.                              CO
UNITED ARTISTS K-1 INVESTMENTS, INC.                          CO
UNITED ARTISTS OPERATOR SERVICES CORPORATION                  CO
UNITED ARTISTS PAYPHONE CORPORATION                           CO

                                   EXHIBIT 21


-----------------------------------------------------------------------------------------------------
                                                  STATE OR JURISDICTION
                                                   OF INCORPORATION OR
 SUBSIDIARY                                           ORGANIZATION               TRADE NAME
-----------------------------------------------------------------------------------------------------
UNITED ARTISTS PREFERRED INVESTMENT, INC.                     CO
UNITED ARTISTS REPUBLIC INVESTMENTS, INC.                     CO
UNITED ARTISTS SATELLITE, INC.                                CO
UNITED ARTISTS TELECOMMUNICATIONS, INC.                       DE
UNITED CABLE AD-LINK, INC.                                    CO
UNITED CABLE ADVERTISING, INC.                                CO
UNITED CABLE INVESTMENT OF BALTIMORE, INC.                    MD
UNITED CABLE PRODUCTIONS, INC.                                CO
UNITED CABLE REALTY CO. OF CALIFORNIA, INC.                   CO
UNITED CABLE SHOPPING CHANNEL, INC.                           CO
UNITED CABLE T.V. OF OAKLAND COUNTY, INC.                     MI           TCI CABLEVISION OF OAKLAND COUNTY, INC.
UNITED CABLE TELEVISION ACQUISITION CORPORATION               CO           TCI OF COLORADO
UNITED CABLE TELEVISION CORP. OF EASTERN CONNECTICUT          CT           TCI CABLEVISION OF CENTRAL CONNECTICUT
UNITED CABLE TELEVISION CORPORATION                           DE           TCI CABLE OF THE MIDLANDS
                                                                           TCI CABLEVISION OF TREASURE VALLEY
UNITED CABLE TELEVISION CORPORATION OF MICHIGAN               MI           TCI CABLEVISION OF WOODHAVEN, INC.
UNITED CABLE TELEVISION CORPORATION OF NORTHERN ILLINOIS      IL           TCI CABLEVISION OF NORTHERN ILLINOIS
UNITED CABLE TELEVISION FINANCING CORPORATION                 CO
UNITED CABLE TELEVISION INVESTMENTS, LTD.                     CO
UNITED CABLE TELEVISION OF ALAMEDA, INC.                      CA           TCI CABLEVISION OF ALAMEDA
                                                                           UCT OF ALAMEDA, INC. #2
UNITED CABLE TELEVISION OF BALDWIN PARK, INC.                 CO           TCI CABLEVISION OF LOS ANGELES COUNTY
UNITED CABLE TELEVISION OF BALTIMORE LIMITED PARTNERSHIP      CO           TCI COMMUNICATIONS OF BALTIMORE
UNITED CABLE TELEVISION OF BOSSIER CITY, INC.                 DE           TCI OF LOUISIANA
UNITED CABLE TELEVISION OF CALIFORNIA, INC.                   CA           TCI CABLEVISION OF CUPERTINO/LOS ALTOS
                                                                           TCI CABLEVISION OF DAVIS
UNITED CABLE TELEVISION OF CHASKA, INC.                       CO
UNITED CABLE TELEVISION OF COLORADO, INC.                     CO           TCI OF COLORADO
UNITED CABLE TELEVISION OF CUPERTINO, INC.                    CA           TCI CABLEVISION OF CUPERTINO/LOS ALTOS
UNITED CABLE TELEVISION OF EASTERN SHORE, INC                 DE           TCI CABLEVISION OF EASTERN SHORE

                                   EXHIBIT 21


-----------------------------------------------------------------------------------------------------
                                                  STATE OR JURISDICTION
                                                   OF INCORPORATION OR
 SUBSIDIARY                                           ORGANIZATION               TRADE NAME
-----------------------------------------------------------------------------------------------------
UNITED CABLE TELEVISION OF HILLSBOROUGH, INC.                 CO           TCI CABLEVISION OF HAYWARD
UNITED CABLE TELEVISION OF ILLINOIS VALLEY, INC.              IL           TCI CABLEVISION OF ILLINOIS VALLEY
UNITED CABLE TELEVISION OF LOS ANGELES, INC.                  CA           TCI CABLEVISION OF LOS ANGELES COUNTY
UNITED CABLE TELEVISION OF MID-MICHIGAN, INC.                 DE           TCI CABLEVISION OF MID-MICHIGAN, INC.
UNITED CABLE TELEVISION OF NORTHERN INDIANA, INC.             DE           TCI OF NORTHERN INDIANA
UNITED CABLE TELEVISION OF OAKLAND COUNTY, LTD.               CO
UNITED CABLE TELEVISION OF PICO RIVERA, INC.                  CO
UNITED CABLE TELEVISION OF SANTA CRUZ, INC.                   CO           TCI CABLEVISION OF SANTA CRUZ COUNTY
UNITED CABLE TELEVISION OF SARPY COUNTY, INC.                 NE           TCI CABLE OF THE MIDLANDS
UNITED CABLE TELEVISION OF SCOTTSDALE, INC.                   AZ           TCI CABLE OF SCOTTSDALE
UNITED CABLE TELEVISION OF SOUTHERN ILLINOIS, INC.            DE           TCI CABLEVISION OF SOUTHERN ILLINOIS
UNITED CABLE TELEVISION OF WESTERN COLORADO, INC.             CO           TCI CABLEVISION OF WESTERN COLORADO, INC.
UNITED CABLE TELEVISION REAL ESTATE CORPORATION               CO
UNITED CABLE TELEVISION SERVICES CORPORATION                  OK           TCI CABLEVISION OF CENTRAL CONNECTICUT
UNITED CABLE TELEVISION SERVICES OF COLORADO, INC.            CO
UNITED CABLE VIDEO INVESTMENT, INC.                           CO
UNITED CARPHONE CORPORATION                                   CO
UNITED CATV, INC.                                             MD           TCI CABLEVISION OF ANNAPOLIS
UNITED CORPORATE COMMUNICATIONS COMPANY                       CO
UNITED ENTERTAINMENT CORPORATION                              CO
UNITED HOCKEY, INC.                                           CO
UNITED MICROWAVE CORPORATION                                  DE
UNITED OF OAKLAND, INC                                        DE           TCI CABLEVISION OF OAKLAND COUNTY, INC.
UNITED PAGING CORPORATION                                     CO
UNITED TRIBUNE PAGING CORPORATION                             CO
UNITED'S HOME VIDEO CENTERS, INC.                             CO
UNIVERSAL TELECOM, INC.                                       MD
UPPER VALLEY TELECABLE COMPANY, INC.                          ID           TCI CABLEVISION OF IDAHO (UVTC), INC.
UTI PURCHASE COMPANY                                          CO
VACATIONLAND CABLEVISION, INC.                                WI           TCI OF SOUTH CENTRAL WISCONSIN

                                   EXHIBIT 21


-----------------------------------------------------------------------------------------------------
                                                  STATE OR JURISDICTION
                                                   OF INCORPORATION OR
 SUBSIDIARY                                           ORGANIZATION               TRADE NAME
-----------------------------------------------------------------------------------------------------
VALLEY CABLE TV, INC.                                         TX
WALTHAM TELE-COMMUNICATIONS                                   MA           TCI CABLEVISION OF WALTHAM
WALTHAM TELE-COMMUNICATIONS, INC.                             CO
WASATCH COMMUNITY T.V., INCORPORATED                          UT
WENTRONICS, INC.                                              NM           TCI CABLEVISION OF CASPER
                                                                           TCI CABLEVISION OF GALLUP
                                                                           TCI CABLEVISION OF MOAB
                                                                           TCI CABLEVISION OF WESTERN COLORADO, INC.
                                                                           WESTARK CABLE
WESTERN COMMUNITY TV, INC.                                    MT
WESTERN INFORMATION SYSTEMS, INC.                             CO           WIS
WESTERN NEW YORK CABLE ADVERTISING L.P.                       NY
WESTERN SATELLITE 2, INC.                                     CO
WESTERN TELE-COMMUNICATIONS, INC.                             DE           NATIONAL DIGITAL TELEVISION CENTER
WESTERN TELE-COMMUNICATIONS, INC./RETAIL SALES GROUP          CO
WESTMARC CABLE GROUP, INC.                                    DE
WESTMARC CABLE HOLDING, INC.                                  DE           TCI OF CENTRAL MINNESOTA
                                                                           TCI OF NORTHERN IOWA
                                                                           TCI OF NORTHERN MINNESOTA
WESTMARC COMMUNICATIONS OF MINNESOTA, INC.                    DE           TCI OF CENTRAL MINNESOTA
WESTMARC COMMUNICATIONS, INC.                                 NV
WESTMARC DEVELOPMENT II, INC.                                 CO
WESTMARC DEVELOPMENT III, INC.                                CO
WESTMARC DEVELOPMENT IV, INC.                                 CO
WESTMARC DEVELOPMENT JOINT VENTURE                            CO           TCI CABLE ADVERTISING
                                                                           TCI CABLEVISION OF CAPE COD
                                                                           TCI CABLEVISION OF GREATER MICHIGAN, INC.
                                                                           TCI CABLEVISION OF NANTUCKET
                                                                           TCI CABLEVISION OF NORTHWESTERN
                                                                             CONNECTICUT

                                   EXHIBIT 21


-----------------------------------------------------------------------------------------------------
                                                  STATE OR JURISDICTION
                                                   OF INCORPORATION OR
 SUBSIDIARY                                           ORGANIZATION               TRADE NAME
-----------------------------------------------------------------------------------------------------
                                                                           TCI TWIN STATE CABLE TV
                                                                           TCI/TWIN VALLEY CABLE
WESTMARC DEVELOPMENT, INC.                                    CO
WESTMARC REALTY, INC.                                         CO
WIRELESSCO, L.P.                                              DE
WTCI OF MONTANA, INC.                                         CO
WTCI UPLINK, INC.                                             PA

                                   EXHIBIT 21


                                                  STATE OR JURISDICTION
                                                   OF INCORPORATION OR
 SUBSIDIARY                                           ORGANIZATION               TRADE NAME




    A table of the subsidiaries of Tele-Communications International, Inc. as of March 1, 1996, is set forth below, indicating as to each the state or the jurisdiction of incorporation or organization and the names under which such subsidiaries do business ("Trade Names"). Subsidiaries not included in the table are inactive and, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary.

ADMI, INC.                                                    DE
ANFEL - KABELKOM KABELKOMMUNIKACIOS KFT                       HUN
ASIAN BUSINESS NEWS (SINGAPORE) PTE LTD.
AUSTRALIS HOLDINGS LTD.                                       AUS
AUSTRALIS INTERNATIONAL FINANCE LTD.                          AUS
AUSTRALIS MEDIA HOLDINGS PTY LTD.                             AUS
AUSTRALIS MEDIA LIMITED
AVON CABLE INVESTMENTS LIMITED                                UK
AVON CABLE JOINT VENTURE                                      UK
AVON CABLE LIMITED PARTNERSHIP                                CO
BIRMINGHAM CABLE CORPORATION LIMITED                          UK
BIRMINGHAM CABLE LIMITED                                      UK
BRAVO CLASSIC MOVIES LIMITED                                  UK
BRESNAN INTERNATIONAL PARTNERS (CHILE), L.P.                  DE
BRESNAN INTERNATIONAL PARTNERS (POLAND), L.P.                 DE
BRESNAN INTERNATIONAL PARTNERS, COMMUNICACIONES DE CHILE      CHL
CABLE ADNET OF PUERTO RICO, INC.                              DE           CABLE ADNET
CABLE ALARMS LTD.                                             UK
CABLE CAMDEN LIMITED                                          UK
CABLE COMMUNICATIONS (CENTRAL LANCASHIRE) LTD                 UK
CABLE COMMUNICATIONS (HYDE & WYNN) LTD                        UK
CABLE COMMUNICATIONS (LIVERPOOL) LTD                          UK
CABLE COMMUNICATIONS (ST. HELENS & KNOWSLEY) LTD              UK
CABLE COMMUNICATIONS (WIGAN)  LTD                             UK
CABLE COMMUNICATIONS LIMITED                                  UK
CABLE COMMUNICATIONS TELECOMM LTD                             UK
CABLE ENFIELD LIMITED                                         UK

                                   EXHIBIT 21


-----------------------------------------------------------------------------------------------------
                                                  STATE OR JURISDICTION
                                                   OF INCORPORATION OR
 SUBSIDIARY                                           ORGANIZATION               TRADE NAME
-----------------------------------------------------------------------------------------------------
CABLE GUIDE LIMITED                                           UK
CABLE HACKNEY AND ISLINGTON LIMITED                           UK
CABLE HARINGEY LIMITED                                        UK
CABLE LONDON PLC                                              UK
CABLE NORTH (FORTH DISTRICT) LTD                              UK
CABLE PROGRAMME PARTNERS (1) LTD                              UK
CABLE PROGRAMME PARTNERS-1 LIMITED PARTNERSHIP                DE
CABLE SOFT NETWORK CORPORATION                                JPN
CABLE TELECOM LTD.                                            UK
CABLEPHONE LTD                                                UK
CABLEVISION S.A.                                              ARG
CAGUAS/HUMACAO CABLE SYSTEMS                                  NY
CAPITAL CITY CABLEVISION LIMITED                              SCT
CATHAY TELEVISION & COMMUNICATION COMPANY                     CO
CENTURY 21 CABLE COMMUNICATIONS LTD                           UK
CONSTRURED, S.A.
CONTINENTAL SHELF 16 LTD.                                     UK
CORDILLERA COMUNICACIONES  HOLDING LIMITADA                   CHL
CORDILLERA COMUNICACIONES LIMITADA                            CHL
COTSWOLDS CABLE LIMITED PARTNERSHIP                           CO
CRYSTAL PALACE RADIO LIMITED                                  UK
CRYSTALVISION PRODUCTIONS LIMITED                             UK
DISCOVERY (UK) LIMITED                                        UK
DMX-EUROPE (UK) LIMITED                                       UK
DUNDEE CABLE AND SATELLITE LTD.                               UK
EDINBURGH CABLE LIMITED PARTNERSHIP                           CO
EDINBURGH CABLEVISION LIMITED                                 SCT
ESTUARIES CABLE LIMITED PARTNERSHIP                           CO
EUROPEAN BUSINESS NETWORK LTD.                                UK
FIBERTEL-TCI2
FLEXIMEDIA LTD.                                               UK

                                   EXHIBIT 21


-----------------------------------------------------------------------------------------------------
                                                  STATE OR JURISDICTION
                                                   OF INCORPORATION OR
 SUBSIDIARY                                           ORGANIZATION               TRADE NAME
-----------------------------------------------------------------------------------------------------
FLEXODRILLING HOLDINGS LTD.                                   UK
FLEXTECH (1992) PLC                                           UK
FLEXTECH BUSINESS NEWS LTD                                    UK
FLEXTECH CHILDRENS CHANNEL LTD.                               UK
FLEXTECH COMMUNICATIONS LIMITED                               UK
FLEXTECH DISTRIBUTION LTD.                                    UK
FLEXTECH FAMILY CHANNEL LTD.                                  UK
FLEXTECH IVS LTD.                                             UK
FLEXTECH (KINDERNET INVESTMENT) LTD                           UK
FLEXTECH MEDIA HOLDINGS LTD                                   UK
FLEXTECH PLC                                                  UK
FLEXTECH-FLEXINVEST LTD.                                      UK
HADJUKABELKOM KABELTELEVIZIO KFT                              HUN
HIERONYMOUS LIMITED                                           SCT
HKP PARTNERS OF NEW ZEALAND, LIMITED                          NZL
JUPITER TELECOMMUNICATIONS CO., LTD.                          JPN
KINGDOM CABLEVISION LTD.                                      UK
L - TCI ASSOCIATES                                            DE
LONDON SOUTH CABLE PARTNERSHIP                                CO
LONDON SOUTH JOINT VENTURE                                    UK
MIDDLESEX CABLE LIMITED                                       UK
MIDLANDS CABLE COMMUNCIATIONS LTD                             UK
NETWORK 21 LTD.                                               UK
NEW CENTURY TV HOLDINGS LTD                                   UK
NORTH LONDON CHANNEL LTD.                                     UK
NORTH WEST CABLE COMMUNICATIONS LTD                           UK
PAY TV MOVIES AUSTRALIA                                       AUS
PERTH CABLE TELEVISION LTD.                                   UK
PESCI KABELTELEVIZIO KFT                                      HUN
PLAYBOY TV UK-BENELUX LTD.                                    UK
SBC CABLE COMMUNICATIONS (BLACKPOOL) LTD.                     UK

                                   EXHIBIT 21


-----------------------------------------------------------------------------------------------------
                                                  STATE OR JURISDICTION
                                                   OF INCORPORATION OR
 SUBSIDIARY                                           ORGANIZATION               TRADE NAME
-----------------------------------------------------------------------------------------------------
SBC CABLECOMMS UNLIMITED COMPANY (LLC)                        UK
SCOTCABLE (CUMBERNAUD) LTD.                                   UK
SCOTCABLE (DUMBARTON) LTD                                     UK
SCOTCABLE (MOTHERWELL) LTD.                                   UK
SCOTLAND (DUMBARTON) LTD.                                     UK
SKY NETWORK TELEVISION, LIMITED                               NZL
SOUTHWESTERN BELL INTERNATIONAL HOLDINGS LTD                  UK
SOUTHWESTERN BELL TELECOM (EUROPE) LTD                        UK
TAKE FOUR BV
TAYSIDE CABLE SYSTEMS LTD.                                    UK
TCI ARGENTINA, INC.                                           CO
TCI CABLE HOLDING COMPANY I                                   DE
TCI CABLE PROGRAMME PARTNERS, INC.                            CO
TCI CABLEVISION OF PUERTO RICO, INC.                          DE
TCI CATHAY TV, INC.                                           CO
TCI CHILE, INC.                                               CO
TCI INTERNATIONAL INVESTMENTS LTD.                            UK
TCI INTERNATIONAL PARTNERSHIP HOLDINGS, INC.                  CO
TCI JAPAN, INC.                                               CO
TCI MOVIES AUSTRALIA PTY LIMITED                              AUS
TCI OF PR, INC.                                               CO
TCI OF PUERTO RICO, INC.                                      CO
TCI POLAND, INC.                                              CO
TCI-AUSTRALIA, INC.                                           CO
TCI-EUROMUSIC, INC.                                           CO
TCI/US WEST CABLE COMMUNICATIONS GROUP                        CO
TCID OF NEW ZEALAND LIMITED                                   NZL
TCID OF PUERTO RICO, INC.                                     NV
TELE-COMMUNICATIONS DOMINICANA, INC.                          DE
TELEVISORA BELGRANO, S.A.                                     ARG
TELEWEST (MOTHERWELL) LTD.                                    UK

                                   EXHIBIT 21


-----------------------------------------------------------------------------------------------------
                                                  STATE OR JURISDICTION
                                                   OF INCORPORATION OR
 SUBSIDIARY                                           ORGANIZATION               TRADE NAME
-----------------------------------------------------------------------------------------------------
TELEWEST COMMUNICATIONS GROUP LTD.                            UK
TELEWEST COMMUNICATIONS NETWORKS LTD.                         UK
TELEWEST COMMUNICATIONS NETWORKS LTD.                         UK
TELEWEST COMMUNICATIONS PLC                                   UK
TELEWEST EUROPE GROUP                                         CO
TELEWEST HOLDINGS LTD.                                        UK
TELEWEST PARLIAMENTARY HOLDINGS LIMITED                       UK
TELEWEST PLC                                                  UK
TELEWEST SCOTLAND HOLDINGS LTD.                               UK
TELEWEST SHARE TRUST LIMITED                                  UK
TELFORD TELECOMMUNICATIONS LTD                                UK
TEVEL ISRAEL INTERNATIONAL COMMUNICATIONS LTD.                ISR
THE CABLE CORPORATION LIMITED                                 UK
THE PARLIAMENTARY CHANNEL LIMITED                             UK
THESEUS NO. 1                                                 UK
THESEUS NO. 2                                                 UK
TISHDORET ACHZAKOT LTD.                                       ISR
TW HOLDINGS, L.L.C.                                           CO
TYNESIDE CABLE LIMITED PARTNERSHIP                            CO
UA EUROPEAN THEATRES, INC.                                    CO
UA-FRANCE, INC.                                               CO
UA-UII MANAGEMENT, INC.                                       CO
UA-UII, INC.                                                  CO
UAC EQUIPMENT LIMITED                                         UK
UCT-NETHERLANDS, B.V.                                         NTH
UII MANAGEMENT                                                CO
UII-IRELAND LIMITED LIABILITY COMPANY                         UT
UII-IRELAND, LTD.                                             CO
UK GOLD BROADCASTING LTD.                                     UK
UK GOLD SERVICES LTD.                                         UK
UK GOLD TELEVISION LTD.                                       UK

                                   EXHIBIT 21


-----------------------------------------------------------------------------------------------------
                                                        STATE OR JURISDICTION
                                                         OF INCORPORATION OR
 SUBSIDIARY                                                 ORGANIZATION               TRADE NAME
-----------------------------------------------------------------------------------------------------
UK LIVING LIMITED                                                   UK
UNITED ARTISTS (CHILDRENS CHANNEL) LIMITED                          UK
UNITED ARTISTS (LEARNING CHANNEL) LTD.                              UK
UNITED ARTISTS B. V.                                                NTH
UNITED ARTISTS CABLE TELEVISION INTERNATIONAL HOLDINGS, INC.        CO
UNITED ARTISTS CABLE TELEVISION INTERNATIONAL INVESTGMENTS INC      CO
UNITED ARTISTS CABLE TELEVISION INTERNATIONAL LTD                   UK
UNITED ARTISTS CABLE TELEVISION INTERNATIONAL SERVICE COMPANY, INC. CO
UNITED ARTISTS CABLE TELEVISION UK HOLDINGS, INC.                   DE
UNITED ARTISTS COMMUNICATIONS (AVON) LTD.                           UK
UNITED ARTISTS COMMUNICATIONS (COTSWOLDS) LTD.                      UK
UNITED ARTISTS COMMUNICATIONS (COTSWOLDS) VENTURE                   UK
UNITED ARTISTS COMMUNICATIONS (LONDON SOUTH) LTD                    UK
UNITED ARTISTS COMMUNICATIONS (NOMINEES) LTD.                       UK
UNITED ARTISTS COMMUNICATIONS (NORTH EAST) LIMITED                  UK
UNITED ARTISTS COMMUNICATIONS (NORTH EAST) PARTNERSHIP              UK
UNITED ARTISTS COMMUNICATIONS (SCOTLAND) LTD.                       SCT
UNITED ARTISTS COMMUNICATIONS (SCOTLAND) VENTURE                    UK
UNITED ARTISTS COMMUNICATIONS (SOUTH EAST) LTD.                     UK
UNITED ARTISTS COMMUNICATIONS (SOUTH EAST) PARTNERSHIP              UK
UNITED ARTISTS COMMUNICATIONS (SOUTH THAMES ESTUARY) LTD.           UK
UNITED ARTISTS COMMUNICATIONS (TYNESIDE) LTD.                       UK
UNITED ARTISTS ENTERTAINMENT (PROGRAMMING) LIMITED                  UK
UNITED ARTISTS EUROPEAN BROADCASTING LTD.                           UK
UNITED ARTISTS EUROPEAN HOLDINGS LIMITED                            UK
UNITED ARTISTS INTERNATIONAL, INC.                                  CO
UNITED ARTISTS INVESTMENTS LTD.                                     UK
UNITED ARTISTS PROGRAMMING INTERNATIONAL, INC.                      CO
UNITED ARTISTS PROGRAMMING-EUROPE, INC.                             CO
UNITED CABLE (LONDON SOUTH) LIMITED PARTNERSHIP                     CO
UNITED COMMUNICATIONS INTERNATIONAL                                 CO

                                   EXHIBIT 21


-----------------------------------------------------------------------------------------------------
                                                  STATE OR JURISDICTION
                                                   OF INCORPORATION OR
 SUBSIDIARY                                           ORGANIZATION               TRADE NAME
-----------------------------------------------------------------------------------------------------
UNITED INTERNATIONAL INVESTMENTS                              CO
UNIVENT'S S.A.
VIDEOPOLE                                                     FRA
WINDSOR ALARMS LTD.                                           UK
WINDSOR TELEVISION LIMITED                                    UK